SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 18, 2001

eCollege.com

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(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

10200 A East Girard Avenue
Denver, Colorado 80231
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(Address of principal executive offices)

Registrant's telephone number, including area code (303) 873-7400

N/A
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Former Name or Former Address, if Changed Since Last Report

ITEM 5. OTHER EVENTS

eCollege.com will hold its Annual Meeting of Stockholders on June 21, 2001 at 10:00 a.m., local time, at the Hyatt Regency Tech Center, 7800 East Tufts Avenue, Denver, Colorado 80237. Stockholders of record at the close of business on April 23, 2001 are entitled to notice of and to vote at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2001

eCollege.com

By:/s/ Oakleigh Thorne
Oakleigh Thorne,
Chief Executive Officer